Exhibit 4.H

                  [FORM OF FACE OF PREFERRED STOCK CERTIFICATE]


                          SERIES C PARTICIPATING STOCK


                               FORD MOTOR COMPANY

              Incorporated under the Laws of the State of Delaware
                  This Certificate is Transferable in New York
                       See Reverse for Certain Definitions


                                     (SEAL)

CERTIFICATE NUMBER                    DATE                          SHARES


     This certifies that ___________________________ is the owner of _________
fully paid and non-assessable shares of Series C Participating Stock of the par value of One Dollar ($1.00) each of Ford Motor Company transferable upon the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder hereof by acceptance hereof expressly assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

FIRST CHICAGO TRUST COMPANY OF NEW YORK,
TRANSFER AGENT AND REGISTRAR


By
  -----------------------------------       ------------------------------------
          Authorized Officer                                           Secretary

                                            ------------------------------------
                                                           Chairman of the Board

                [FORM OF REVERSE OF PREFERRED STOCK CERTIFICATE]


                               FORD MOTOR COMPANY


     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such powers, preferences and/or rights. Any such request should be addressed to the Secretary of Ford Motor Company, The American Road, Dearborn, Michigan 48121 or to the Transfer Agent named on the face of this certificate.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--______Custodian____
TEN ENT--as tenants by the entireties                       (Cust)       (Minor)
JT TEN --as joint tenants with right                      under Uniform Gifts to
         of survivorship and not as                       Minors Act____________
         tenants in common                                             (State)

     Additional abbreviations may also be used though not in the above list.


For Value Received ___________________________ hereby sell, assign and transfer unto________________________________________________________________________
(Please print or typewrite name and address of assignee) (Please insert social security or other identifying number of assignee _________________)
____________________________________________________________________________
Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________________


                                        X____________________________________
                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE, IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.